UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Thomas & Betts Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Set forth below is a copy of a PowerPoint presentation first used or distributed by Thomas & Betts Corporation (“Thomas & Betts”) after 5:30 p.m. Eastern Time on March 5, 2012, relating to the proposed merger of Thomas & Betts and a subsidiary of ABB Ltd.

January 30, 2012

ABB and Thomas & Betts
A great fit

                                                                               1

FORWARD-LOOKING STATEMENTS:

This communication includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in the operations, business, economic and political environment of Thomas &
Betts Corporation ("Thomas & Betts"). Forward-looking statements may be identified by the use of words such as "achieve," "should," "could," "may,"
"anticipates," "expects," "might," "believes," "intends," "predicts," "will"
and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that Thomas &
Betts and ABB Ltd ("ABB") may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) Thomas & Betts' and ABB's ability to consummate the proposed merger, including the financing thereof; 4)
the businesses may suffer as a result of uncertainties surrounding the merger;
5) the ability of Thomas & Betts to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in the Securities and Exchange Commission (the "SEC") reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts' projected 2012 sales and earnings; the future demand for Thomas & Betts' products and services, including the present spending trends by our customers; and Thomas & Betts' future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements.
Such forward-looking statements are based on Thomas & Betts' current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts' Annual Report on Form
10-K for the fiscal year ended December 31, 2011 filed with the SEC on February
17, 2012, as well as other filings Thomas & Betts makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.
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ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This communication may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts and a subsidiary of ABB. In connection with the proposed merger, Thomas & Betts has filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. The information contained in the preliminary filing is not complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts' shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T & B
Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement is available and the definitive proxy statement will be available free of charge at the SEC's website, www.sec.gov or shareholders may access copies of the documentation filed with the SEC by
Thomas & Betts on its website at www.tnb.com. they become available.
Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of
Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts' proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.
                                                                               3

Combination would create a world
leader in electrical products market

Strong growth potential
                                                                               4

An attractive deal for all
Good for employees, customers and shareholders

*    Key reasons for deal

     *    Complementary products and geographic strengths

     *    Products can be sold together and through same channels

     *    Thomas & Betts can offer larger porfolio in North America

     *    ABB can offer larger porfolio in rest of world

*    Key benefits

     *    Employees: growth opportunities, global horizons

     *    Channel partners: fewer transactions, one-stop shop, 2 day shipping

     *    Shareholders: greater geographical diversity, global market access, attractive returns and growth prospects
                                                                               5

ABB and Thomas & Betts portfolios are a perfect match
Example: commercial buildings

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                                                                               6

A brief introduction to ABB

A global leader in power and
automation technologies
                                                                               7

A long heritage in power and automation
Leading market positions in main businesses

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*    130,000 employees in about 100 countries

*    $32 billion in revenue (2010)

*    Formed in 1988 merger of Swiss and Swedish engineering companies

*    Predecessors founded in 1883 and 1891

*    Publicly owned company with head office in Switzerland
                                                                               8

Power and automation are all around us
You will find ABB technology[]

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*    orbiting the earth and working beneath it,

*    crossing oceans and on the sea bed,

*    in the fields that grow our crops and packing the food we eat,

*    on the trains we ride and in the facilities that process our water,

*    in the plants that generate our power and in our homes, offices and factories
                                                                               9

Ground-breaking and nation-building projects
Pushing the boundaries of technology

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                                                                              10

How ABB is organized
Five global divisions

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*    ABB's portfolio covers:

     *    Electricals, automation, controls and instrumentation for power generation and industrial processes

     *    Power transmission

     *    Distribution solutions

     *    Low-voltage products

     *    Motors and drives

     *    Intelligent building systems

     *    Robots and robot systems

     *    Services to improve customers productivity and reliability
                                                                              11

ABB's Low Voltage Products division
Key facts

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*    20,000 employees worldwide

*    60 manufacturing sites in more than 35 countries

*    Sales activities in over 100 countries

*    2,800 own sales people plus distributors

*    Revenues: $4.6 billion in 2010

*    150,000 products (catalog numbers)

*    greater than 1 million products delivered per day

*    greater than $15 billion serviceable installed base
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Low Voltage Products footprint 2011
Greater than 100 manufacturing and service units

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                                                                              13

Low Voltage Products
Channels and markets served

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Low Voltage Products division
Business Units - Current State

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Low Voltage Products division
Business Units - How T & B would be positioned

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ABB in North America
More than one-tenth of ABB's employees are in region

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*    Largest installed base of ABB power transmission and distribution equipment

*    One of company's largest markets for products, systems and services

*    Region headquarters in Cary, North Carolina

*    18,650 employees in Canada, Mexico and US

*    Five major operational areas:

     *    Manufacturing

     *    Assembly

     *    Service

     *    Sales and engineering

     *    Research and development
                                                                              17

Power and productivity
   for a better world(TM)
                                                                              18